SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                          October 1, 1996
                 (Date of earliest event reported)

                        BALL CORPORATION
      (Exact name of Registrant as specified in its charter)

   Indiana                  1-7349                  35-0160610
(State of          (Commission File No.)          (IRS Employer
Incorporation)                                   Identification No.)

                             345 South High Street
                             Muncie, Indiana 47307
         (Address of principal executive offices, including zip code)

                                (317) 747-6100
             (Registrant's telephone number, including area code)



ITEM 2. DISPOSITION OF ASSETS

         On October 1, 1996, BG Holdings I, Inc., BG Holdings II, Inc.
(each indirect wholly owned subsidiaries of Ball Corporation ("Ball") and collectively referred to herein as the "Ball Subsidiaries"), Saint-Gobain Corporation and its wholly-owned subsidiary, Saint-Gobain Holdings I Corp (the "Saint-Gobain Subsidiary") and Ball-Foster Glass Container Co., L.L.C. ("Ball-Foster") entered into a Purchase Agreement (the "Purchase
Agreement") pursuant to which each Ball Subsidiary sold its 21% Ordinary Interest (42% in the aggregate) in Ball-Foster to the Saint-Gobain Subsidiary for an aggregate purchase price of $190 million in cash. Capitalized terms not otherwise defined herein are used as defined in the Purchase Agreement. The Purchase Price for the transaction was determined as a result of arms length negotiations between the parties. Prior to the closing of the transactions contemplated by the Purchase Agreement, the Saint-Gobain Subsidiary owned a 58% Ordinary Interest in Ball-Foster. As a result of the transaction, Ball and its affiliates have no further equity interest in Ball-Foster. Ball-Foster was formed by affiliates of Ball and Saint-Gobain on September 15, 1995, at which time Ball-Foster acquired the glass container manufacturing business (the "Ball Glass Business") owned by certain Ball affiliates. Ball continues to provide certain services to Ball-Foster for which Ball receives a fee. In addition, in connection with the closing under the Purchase Agreement described above, the final post-closing purchase price adjustment due in connection with the sale of the Ball Glass Business to Ball-Foster was determined, resulting in a payment of an additional $11 million to an affiliate of Ball.


ITEM 5.  OTHER EVENTS.

         On October 7, 1996, Ball Corporation ("Ball") announced that it plans to exit the aerosol can manufacturing business by selling its Cincinnati manufacturing plant and certain other assets to BWAY Corporation of Atlanta for an aggregate purchase price of $36 million. The transaction is expected to close in the fourth quarter, contingent upon required regulatory filings. A copy of the press release that was issued by Ball relating to such agreement and certain other matters is attached hereto as an Exhibit and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL IN-
         FORMATION AND EXHIBITS.

(b)      Unaudited Pro Forma Financial Information

         The following unaudited pro forma condensed consolidated statements of income (loss) of Ball Corporation and Subsidiaries ("the Company") for the year ended December 31, 1995 and for the six-month period ended June 30, 1996 and the condensed consolidated balance sheet as of June 30, 1996 give effect to the following two transactions:
         (1) the sale of substantially all of the assets of Ball Glass Container Corporation ("Ball Glass") a wholly-owned subsidiary of the Company on September 15, 1995 to Ball-Foster Glass Container
         Co., L.L.C. ("Ball-Foster"), a joint venture limited liability company of which the Company acquired a 42% interest (the "1995 Transactions"); (2) the sale of the Company's 42% interest in Ball-Foster to Compagnie de Saint-Gobain on October 1, 1996, (the "1996 Transaction"). The pro forma statements are prepared as if the aforementioned transactions had occurred January 1, 1995 for the statements of income (loss) and at June 30, 1996 for the balance sheet.

         Proceeds of the 1995 Transactions were $141.9 million and proceeds of the 1996 Transaction include $190.0 million of cash from the sale of the Company's 42% interest in Ball-Foster, $11.0 million in settlement of the purchase price adjustment for the September 15, 1995 sale of Ball Glass to Ball-Foster and $8.4 million received as cash distributions from Ball-Foster under the limited liability company agreement.

         The unaudited pro forma condensed consolidated statements of income
         (loss) are not necessarily indicative of the results which would have been obtained had the transactions occurred at January 1, 1995, nor are they necessarily indicative of future results. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of the actual application of the proceeds had the transactions occurred at June 30, 1996. The pro forma financial information should be read in conjunction with: the accompanying notes to unaudited pro forma condensed consolidated statements of income (loss); the accompanying notes to unaudited pro forma condensed consolidated balance sheet; the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and Company's Quarterly Reports on Form 10-Q for the quarters ended March 31,
         1996 and June 30, 1996.


                                         Ball Corporation and Subsidiaries
                            Pro Forma Condensed Consolidated Statement of Income (Loss)

                                       For the Year Ended December 31, 1995
                                                    (Unaudited)

                                             Ball            Reverse
(dollars in millions except for per       Corporation      Ball Glass/           Pro Forma           Pro Forma
   share amounts)                          Historical      Ball-Foster          Adjustments         As Adjusted

Net Sales                               $  2,591.7        $ (545.9)   (a)                          $   2,045.8

COSTS AND EXPENSES:
Cost of sales                              2,339.4         (502.8)    (a)                              1,836.6
Selling, general and administrative
     expenses                                112.1          (16.2)    (a)          5.4 (d)               101.3
Net loss on dispositions (net),
     restructuring and other                 118.2         (111.1)    (b)                                  7.1
Interest expense                              37.8              -     (a)        (17.1)(e)                20.7
                                      --------------    ----------------      ------------          ----------
(Loss) income before taxes on
     income, minority interests and
     equity in earnings of affiliates        (15.8)          84.2                 11.7                    80.1
Provision for income tax benefit
     (expense)                                 0.1          (24.5)  (a), (b)      (4.6)(f)               (29.0)
Minority interests                            (4.6)           2.9   (a)                                   (1.7)
Equity in earnings of affiliates               1.7            1.3   (c)                                    3.0
                                      --------------    ----------------      -------------        -----------

Net (loss) income                            (18.6)          63.9                  7.1                    52.4
Preferred dividends, net of tax
     benefit                                  (3.1)                                                       (3.1)
                                      --------------   ----------------       -------------         ----------
Net (loss) earnings attributable to
     common shareholders                  $  (21.7)       $    63.9           $    7.1             $      49.3
                                      ==============   ================       =============        ===========
Net (loss) earnings per share of
     common stock                         $  (0.72)                                                $       1.64
                                      ==============                                              ============
Fully diluted (loss) earnings per
     share                                $  (0.72)                                                $       1.55
                                      ==============                                              ============

(number of shares in thousands)

Weighted average common shares
     outstanding                            30,024                                                      30,024
                                      ==============                                              ============
Weighted average shares

     outstanding--fully diluted             32,328                                                     32,328
                                      ==============                                              ============

               See accompanying notes to pro forma condensed consolidated statements of income (loss).



                                         Ball Corporation and Subsidiaries
                            Pro Forma Condensed Consolidated Statement of Income (Loss)
                                    For the Six-Month Period Ended June 30, 1996
                                                    (Unaudited)

                                             Ball            Reverse
(dollars in millions except for per       Corporation      Ball Glass/        Pro Forma        Pro Forma
   share amounts)                          Historical      Ball-Foster       Adjustments      As Adjusted

Net Sales                                $  1,062.1                                           $  1,062.1

COSTS AND EXPENSES:
Cost of sales                                 972.4                                                972.4
Selling, general and administrative
     expenses                                  47.9                                                 47.9
Interest expense                               19.8                              (4.8)(e)           15.0
                                         ----------        ---------       --------------       --------
Income before taxes on income,
     minority interests and
     equity in earnings of affiliates          22.0                               4.8               26.8
Provision for income tax expense               (8.1)                             (1.9)(f)          (10.0)
Minority interests                              0.2                                                  0.2
Equity in earnings of affiliates                3.2           (0.7)(c)                               2.5
                                         ----------        ----------      --------------       --------
Net income                                     17.3           (0.7)               2.9               19.5
Preferred dividends, net of tax
     benefit                                   (1.5)                                                (1.5)
                                         ----------        ---------       --------------       --------
Net earnings attributable to
     common shareholders                 $     15.8        $  (0.7)        $      2.9         $     18.0
                                         ===========       =========       ==============     ===========
Net earnings per share of
     common stock                        $      0.52                                          $      0.60
                                         ===========                                          ===========
Fully diluted earnings per
     share                               $      0.50                                          $      0.57
                                         ===========                                          ===========

(number of shares in thousands)

Weighted average common shares
     outstanding                           30,145                                               30,145
                                         ===========                                          ===========
Weighted average shares
     outstanding--fully diluted            32,260                                               32,260
                                         ===========                                          ===========

               See accompanying notes to pro forma condensed consolidated statements of income (loss).


Ball Corporation and Subsidiaries

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
INCOME (LOSS) (Unaudited)

(a) To reverse the results of Ball Glass included in the consolidated results for the period from January 1, 1995 through September 15, 1995 (date of sale of Ball Glass to Ball-Foster). Interest expense has not been adjusted since interest-bearing indebtedness related to Ball Glass was retained by the Company.

(b) To exclude the nonrecurring loss recognized upon disposition of Ball Glass in September 1995.

(c) To reverse the Company's 42% equity interest in Ball-Foster's earnings/loss for the periods of September 15, 1995 through December 31, 1995, and January 1, 1996 through June 30, 1996.

(d) To reflect certain allocated corporate overhead costs which were not eliminated as a consequence of the sale of Ball Glass.

(e) Reflects the application of the $141.9 million proceeds received from the 1995 Transactions, and the $209.4 million proceeds received from the 1996 Transaction, to reduce the Company's indebtedness. Interest expense was reduced at weighted average interest rates of 4.9% in 1995 and 4.6% in 1996.

(f) To reflect the income tax effects of the pro forma adjustments at statutory rates.


                                         Ball Corporation and Subsidiaries
                                  Pro Forma Condensed Consolidated Balance Sheet

                                                As of June 30, 1996
                                                    (Unaudited)

                                             Ball
                                          Corporation        Sale of            Application          Pro Forma
(dollars in millions)                      Historical      Ball-Foster          of Proceeds         As Adjusted

ASSETS
Current Assets
     Cash                               $     20.2        $   209.4   (a)     $ (209.4)(b)         $      20.2
     Accounts receivable, net                326.8                                                       326.8
     Inventories, net                        338.0                                                       338.0
     Other current assets                     85.3            (19.8)  (a)                                 65.5
                                        --------------    ----------------    ---------------      -----------
        Total current assets                 770.3            189.6             (209.4)                  750.5
Property, plant and equipment, net           697.0                                                       697.0

Investments in affiliates                    253.6           (167.4)  (a)                                 86.2
Other long-term assets                       145.0             (2.1)  (a)                                142.9
                                        --------------    ----------------    ---------------      -----------
                                        $  1,865.9        $    20.1           $ (209.4)           $    1,676.6
                                        ==============    ================    ===============     ============
LIABILITIES AND SHAREHOLDERS'
     EQUITY
Current liabilities
     Short-term debt and current
        portion of long-term debt       $    266.9                            $ (183.0)(b)         $      83.9
     Accounts payable                        242.0                                                       242.0
     Other current liabilities               134.8                                                       134.8
                                        --------------    ----------------    ---------------      -----------
        Total current liabilities            643.7                              (183.0)                  460.7
Long-term debt                               431.7                               (26.4) (b)              405.3
Other long-term liabilities                  184.3             10.1   (a)                                194.4
                                        --------------    ----------------    ---------------      -----------
        Total noncurrent liabilities         616.0             10.1              (26.4)                  599.7
Minority interests                             9.5                                                         9.5
Shareholders' equity                         596.7             10.0   (a)                                606.7
                                        --------------    ----------------    ---------------      -----------
                                        $  1,865.9        $    20.1           $ (209.4)           $    1,676.6
                                        ==============    ================    ===============     ============

                      See accompanying notes to pro forma condensed consolidated balance sheet.


Ball Corporation and Subsidiaries
NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

(a) To reflect the sale of the Company's 42% equity interest in Ball-Foster. The $10.0 million addition to shareholders' equity represents the Company's preliminary estimate of the after-tax gain to be recognized from the sale.

(b) Reflects the application of the net cash proceeds from the 1996 Transaction to reduce indebtedness at June 30, 1996.

(c)      Exhibits:

         Exhibit 2: Purchase Agreement, dated as of September 13, 1996, by and among BG Holdings I, Inc., BG Holdings II, Inc.,
         Saint-Gobain Corporation, and Ball-Foster Glass Container Co.,
         L.L.C..

         Exhibit 99.1:  Ball Corporation Press Release, issued September
         16, 1996.

         Exhibit 99.2:  Ball Corporation Press Release, issued October
         7, 1996.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:/s/ Donald C. Lewis
   -------------------------------
   Name:  Donald C. Lewis
   Title: General Counsel and
          Assistant Corporate Secretary

Date:  October 16, 1996



EXHIBIT INDEX
-------------

Exhibit                Description
-------                -----------

2                      Purchase Agreement, dated as of September
                       13, 1996, by and among BG Holdings I, Inc., BG Holdings II, Inc., Saint-Gobain Corporation, and Ball-Foster Glass Container Co., L.L.C..

99.1                   Press release issued September 16, 1996.

99.2                   Press release issued October 7, 1996.